FAIR VALUE OF ASSETS AND LIABILITIES	12 Months Ended
Dec. 31, 2020
FAIR VALUE OF ASSETS AND LIABILITIES
FAIR VALUE OF ASSETS AND LIABILITIES

6. FAIR VALUE OF ASSETS AND LIABILITIES

For a description of the fair value hierarchy and the Group’s fair value methodologies, see “Note 2—Summary of Significant Accounting Policies.”

Financial instruments recorded at fair value

Assets and Liabilities Recorded at Fair Value

The Group does not have assets or liabilities measured at fair value on a non-recurring basis.

The following tables present the fair value hierarchy for assets and liabilities measured at fair value on a recurring basis subsequent to initial recognition:

				Balance at
December 31, 2019	Level 1	Level 2	Level 3	Fair Value
	RMB	RMB	RMB	RMB
Assets
Available‑for‑sale investment	—	—	10,443	10,443
Total Assets	—	—	10,443	10,443

The Group did not transfer any assets or liabilities in or out of level 3 during the years ended December 31, 2019 and 2020.

The Group purchased a convertible note receivable from a third-party private company amounting to RMB10.4 million which is classified as available for sale investment in the fourth quarter of 2019, of which the fair value approximates its purchase price. During the year ended December 31, 2020, the amount was repaid in full.

There were no additional investments classified as available-for-for sale during the year ended December 31, 2020.

Financial Instruments Not Recorded at Fair Value

Financial instruments, including cash and cash equivalents, restricted cash, term deposits, accounts receivable, other receivables, loan receivables, prepaid expenses and other assets, accrued expenses and other liabilities and amounts due from/to related parties are not recorded at fair value. The fair values of these financial instruments, other than loan receivables, are approximate their carrying value reported in the consolidated balance sheets due to the short term nature of these assets and liabilities. The fair value of loan receivables is disclosed in Note 4.